                         EQUIPMENT PURCHASE AGREEMENT

     THIS EQUIPMENT PURCHASE AGREEMENT (the "AGREEMENT") is executed as of the date set forth below by and between INPUT/OUTPUT, INC., a Delaware corporation, and its wholly-owned subsidiary, GLOBAL CHARTER CORPORATION, a Delaware corporation (together, "SELLER") and MITCHAM INDUSTRIES, INC., a Texas corporation ("BUYER").

                                   RECITALS:

A. Seller is primarily engaged in the business of manufacturing and selling seismic data acquisition equipment and related products, and additionally has been engaged in the business of leasing its equipment to its customers under lease/purchase agreements.

B. Buyer is primarily engaged in the business of leasing seismic equipment, including equipment and products manufactured by Seller, to its customers.

C. Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, certain equipment and products owned by Seller that comprises a substantial portion of Seller's inventory held for rental to customers more particularly described in SCHEDULE 1 attached hereto (the "RENTAL INVENTORY").

D. Certain of the Rental Inventory (the "LEASED INVENTORY") is subject to certain leases and rental agreements (the "LEASES"), which Leased Inventory and Leases are more particularly described on SCHEDULE 2 attached hereto, and Seller has agreed to assign the Leases to Buyer.

E. As additional consideration for the purchase and sale of the Rental Inventory, Seller and Buyer have agreed to enter into a Preferred Supplier Agreement ("SUPPLIER AGREEMENT") pursuant to which Buyer will commit to purchase certain amounts of Products (defined therein) manufactured by Seller over the term of the Supplier Agreement and Seller will agree to give certain preferred pricing to Buyer in the form of discounts and credits. The parties have agreed to the basic terms and conditions of the Supplier Agreement as set forth on EXHIBIT A attached hereto (the "SUMMARY OF TERMS"), which will be memorialized in a definitive Supplier Agreement to be executed by the parties after the Effective Date.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

     "ADDITIONAL INVENTORY" means the equipment and products owned by Seller and leased to customers pursuant to the Additional Leases, as set forth on
SCHEDULE 3 attached hereto.

     "ADDITIONAL LEASES" means those rental and lease/purchase agreements between Seller and various customers for the rental of Additional Inventory, as described in SCHEDULE 3 attached hereto.

     "ASSIGNMENT" means the Assignment of Leases in the form attached hereto as EXHIBIT B.

     "BILL OF SALE" means the Bill of Sale in the form attached hereto as EXHIBIT C.

     "EFFECTIVE DATE" means May 29, 1998.

     "EQUIPMENT" means, collectively, the Rental Inventory and the Additional Inventory.

     "LEASED INVENTORY" means that portion of the Rental Inventory that is leased to customers pursuant to the Leases, and described in SCHEDULE 3 attached hereto.

     "LEASES" means those rental and lease/purchase agreements between Seller and various customers for the rental of Leased Inventory, as described in
SCHEDULE 3 attached hereto.

     "RENTAL INVENTORY" means the equipment and products of Seller described in SCHEDULE 1 attached hereto.

     "RENTAL FLEET" means, collectively, the Rental Inventory and the Leases, and following the Second Closing Date, if any, the Additional Inventory and the Additional Leases.

     "SECOND CLOSING DATE" has the meaning given that term in SECTION 4.

     "SUMMARY OF TERMS" means the basic terms and conditions that have been agreed by Buyer and Seller to be contained in the Supplier Agreement and which are attached hereto as EXHIBIT A.

     "SUPPLIER AGREEMENT" means the Preferred Supplier Agreement to be entered into by Buyer and Seller after the Effective Date, which shall incorporate the terms and conditions (among other terms) set forth in the Summary of Terms.

     2. SALE OF RENTAL INVENTORY. On the Effective Date, Seller shall sell to Buyer and Buyer shall purchase from Seller, the Rental Inventory. The purchase price for the Rental Inventory shall be $15,000,000. In addition, on the Effective Date, Seller shall assign the Leases to Buyer.

     3. CLOSING. The closing of the transactions contemplated herein ("CLOSING") shall take place at the offices of Seller's counsel, or at such other place as may be agreed by the parties, on the Effective Date. At the
Closing:

          (a)  Buyer shall deliver to Seller:

               (i) the sum of $2,250,000 (being 15% of the purchase price for the Rental Inventory), in cash or immediately available funds, and the remainder of the purchase price for the Rental Equipment shall be due and payable to Seller in cash or immediately available funds immediately upon completion of the definitive form of the Supplier Agreement.

               (ii) an executed counterpart of the Assignment, executed by Buyer.

          (b)  Seller shall deliver to Buyer:

               (i) the Rental Inventory (other than the Leased Inventory); provided, however, that certain items of Rental Inventory are in transit to Seller from customers, and Seller will deliver those items of Rental Inventory to Buyer promptly following receipt thereof;

               (ii) the Bill of Sale executed by Seller with respect to the Rental Inventory.

               (iii) an executed counterpart of the Assignment executed by Seller; and

               (iv) the original of all Leases that are in Seller's possession, and if the original of such Leases are not in Seller's possession, a copy of those Leases.

     4. SALE OF ADDITIONAL LEASED INVENTORY. Seller and Buyer acknowledge and agree that: (a) the Leased Inventory does not constitute all of the equipment and products owned by Seller that are leased to Seller's customers,
(b) certain other equipment and products constituting the Additional Inventory have been leased by Seller to certain customers pursuant to the Additional Leases, and (c) due to incomplete documentation with respect to the Additional Inventory, Seller is not in a position to deliver and assign the Additional Leases on the Effective Date. Seller intends to have the documentation with respect to the Additional Inventory and Additional Leases completed and assembled within fifteen (15) days after the Effective Date. Seller hereby grants to Buyer the right and option to purchase the Additional Equipment and the Additional Leases on or before the date that is thirty (30) days after the Effective Date (the "SECOND CLOSING DATE"). If Buyer elects to exercise its option and purchase the Additional Inventory prior to the Second Closing Date, Seller and Buyer shall execute and deliver (i) an Assignment of Leases with respect to the Additional Leases in substantially the same form as the Assignment and (ii) a Bill of Sale with respect to the Additional Inventory in substantially the same form as the Bill of Sale. The purchase price for the Additional Inventory shall be determined by agreement of the parties.

     5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer as follows:

          (a) Seller is authorized to executed and deliver this Agreement and to perform its obligations hereunder.

          (b) Seller is the owner of the Rental Inventory and the Additional Inventory, and is the lessor under the Leases and the Additional Leases.

     6. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF BUYER. Buyer hereby represents, warrants and acknowledges to Seller as follows:

          (a) Buyer is authorized to executed and deliver this Agreement and to perform its obligations hereunder.

          (b) Except for the limited warranties set forth in SECTION 8 below, Buyer hereby acknowledges that Buyer is purchasing the Rental Fleet, and those assets and property shall be conveyed and transferred to Buyer, "AS IS, WHERE IS, AND WITH ALL FAULTS" and specifically and expressly without any warranties, representations, or guarantees, either express or implied, of any kind, nature, or type whatsoever from or on behalf of Seller.
     SELLER HAS NOT, DOES NOT, AND WILL NOT WITH RESPECT TO THE RENTAL FLEET, MAKE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, HABITABILITY, OR FITNESS FOR A PARTICULAR USE, OR WITH RESPECT TO THE VALUE, PROFITABILITY, OR MARKETABILITY OF THE RENTAL FLEET.

     7. PREFERRED SUPPLIER AGREEMENT. As consideration for the execution and consummation of this Agreement, Buyer and Seller have agreed to enter into a Supplier Agreement on the terms set forth in the Summary of Terms. Buyer and Seller acknowledge and agree that (a) the Summary of Terms contain the basic business terms that the parties have agreed upon, but that additional terms and conditions may be reasonably required by the respective parties and their counsel, and (b) they will negotiate the other terms of the Supplier Agreement in good faith and use reasonable efforts to have the definitive form of the Supplier Agreement signed by the parties by June 30, 1998. Seller agrees that the purchase price for the Equipment will count towards the Buyer's minimum annual purchase requirement for Year 1 under the Supplier Agreement.

     8. PRODUCT WARRANTIES. The sale of the Rental Fleet is made without warranty of any kind, except as set forth in SECTION 5; and provided further that Seller will provide a limited 90-day warranty on the Rental Inventory and the Additional Inventory as provided in EXHIBIT D.

     9. TAXES. All sales, value added, use, excise and other taxes arising from the transaction are to be paid by Buyer. Buyer agrees to indemnify and hold Seller harmless from and against any liability for such sales, use, excise, or other taxes arising from the transactions contemplated by this Agreement.

     10. EXPORT RESTRICTIONS. Buyer agrees that it shall comply with any and all laws, regulations, orders, or other restrictions of the United States of America relating to the export and re-export of commodities and technical data which may be imposed from time to time. Buyer will not export or re-export, directly or indirectly any products or information with respect to the Equipment to any destination prohibited by such laws, regulations, orders or other restrictions without the prior authorization of the appropriate U.S. Government authorities. Buyer agrees that its obligations under this section shall survive Closing.

     11.  PROPRIETARY RIGHTS, LICENSE AND CONFIDENTIALITY.

          (a) Buyer acknowledges that the Equipment contains certain hardware components and software proprietary to Seller. Seller, for itself and its assignees, hereby grants to Buyer a non-exclusive, irrevocable license to use the software for the purpose of operating the Equipment. The license granted hereunder is for an undetermined period and shall survive the Closing.

          (b) Buyer acknowledges that any hardware and software proprietary to Seller are trade secrets and constitute a valuable asset of Seller. Buyer agrees that it shall exercise at least the same degree of care and discretion with respect to the hardware and software as it exercises in protecting its own confidential information; that it shall not disclose or otherwise make available, without the prior written consent of Seller, the hardware or software or any copies of it to any other person and that it shall not copy or reproduce the hardware or software. Buyer agrees that this provision shall survive the Closing.

          (c) Buyer further acknowledges that it shall not, without the prior written consent of Seller, divulge any information relating to the terms of this Agreement to any third party, except as to the extent required by law, and shall take all reasonable action to prevent its employees and all others, if any, involved in this Agreement from divulging such information to third parties.

     12. PRORATION OF RENTAL PAYMENTS. Rental payments under the Leases and the Additional Leases actually paid to and received by Seller for the month in which the Closing (or the Second Closing Date) occurs shall be prorated as of the Effective Date or the Second Closing Date, as appropriate. Buyer shall make a diligent attempt after the Closing to collect any rental payments delinquent at the time of the assignment of the Leases or Additional Leases in the usual course of business and shall remit Seller's portion of those collections to Seller promptly after receipt by Buyer. Nothing in this subparagraph shall prohibit, limit or restrict Seller from collecting or attempting to collect directly from any lessee in any lawful manner after Closing any rents delinquent as of Closing.

     13. NOTICES. Any notice or delivery to be given hereunder by either party to the other may be effected by personal delivery in writing, certified mail, postage prepaid, mailgram or telegram, and shall be deemed communicated as of delivery, unless otherwise provided in this Agreement in accordance with this paragraph at the address set forth below:

     Seller:         Input/Output, Inc.
                     11104 West Airport, Suite 200
                     Stafford, Texas 77477
                     Attention: Gay Mayeux, Chief Financial Officer

     Buyer:          Mitcham Industries, Inc.
                     P.O. Box 1175
                     Huntsville, Texas 77342
                     Attention: Bill F. Mitcham, Jr.

     14.  MISCELLANEOUS PROVISIONS.

          (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Seller and Buyer with respect to the purchase and sale of the Equipment and no representation or statement not contained herein shall be binding upon Seller or Buyer as a warranty or otherwise, unless in writing and executed by the party to be bound thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

          (c) RISK OF LOSS. The sale of the Equipment (other than Leased Inventory and Additional Inventory) hereunder will be F.O.B. Seller's plant in Stafford, Texas, with Buyer being responsible for the cost of shipping and transporting the Equipment.

          (d) BINDING EFFECT. This Agreement is binding upon and inures to the benefit of Seller and Buyer and their respective successors and assigns.

          (e) FURTHER ACTS. In addition to the acts and deeds recited in this Agreement and contemplated to be performed, executed and/or delivered by Seller or Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all further acts, deeds and assurances as are reasonably necessary to consummate the transactions contemplated hereby.

          (f) TIME OF THE ESSENCE. It is expressly agreed by Buyer and Seller that time is of the essence with respect to this Agreement.

          (g) ATTORNEY'S FEES. If either party hereto employs an attorney to enforce or defend its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorney's fees.

          (h) MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties to this Agreement may execute this Agreement by signing any of the counterparts.

     EXECUTED as of May 29, 1998.

                                   INPUT/OUTPUT, INC., a Delaware corporation


                                   By:  /s/ DENNIS N. JORDHOY
                                       ----------------------------------------
                                        Dennis N. Jordhoy, Vice President-Sales


                                   GLOBAL CHARTER CORPORATION, a Delaware
                                   corporation


                                   By:  /s/ RONALD A. HARRIS
                                       ----------------------------------------
                                        Ronald A. Harris, President


                                   MITCHAM INDUSTRIES, INC., a Texas corporation

                                   By:  /s/ BILL F. MITCHAM
                                       ----------------------------------------
                                        Bill F. Mitcham, President and Chief
                                        Executive Officer

                                   EXHIBIT A

                                SUMMARY OF TERMS

I/O has proposed to sell its existing rental fleet to Mitcham. I/O also proposes to restructure its existing agreements with Mitcham by entering into a new Preferred Supplier Agreement (the "NEW AGREEMENT") with Mitcham (which will replace the existing Exclusive Lease Referral Agreement, as amended), on the following terms and conditions:

1. SALE OF RENTAL FLEET. I/O will sell its rental fleet to Mitcham (including Products currently under lease/purchase agreements to I/O's customers) for a price to be determined by the parties. Products currently under lease/purchase agreements will be sold subject to such lease/purchase agreements, which will be assigned to Mitcham.

2. MINIMUM ANNUAL PURCHASES. I/O will agree to sell to Mitcham and Mitcham will agree to purchase from I/O, during the Term of the New Agreement, certain minimum amounts of new and used I/O Products, as follows:

     May 26, 1998 through May 31, 1999  ("YEAR 1")          $30 million
     June 1, 1999 through May 31, 2000  ("YEAR 2")          $25 million
     June 1, 2000 through May 31, 2001  ("YEAR 3")          $25 million
     June 1, 2001 through May 31, 2002  ("YEAR 4")          $25 million
     June 1, 2002 through May 31, 2003  ("YEAR 5")          $25 million

     The above amounts shall be based on I/O's list prices for its Products, as published on the date of the New Agreement. Any purchases in excess of the annual minimum aggregate may be applied to purchase commitments for the next year. If Mitcham fails to purchase Products in the minimum amount during any fiscal Year as set forth above, I/O shall have the right to terminate the New Agreement.

3.   TERM.  Effective as of May 26, 1998 through May 31, 2003.

4. I/O PRODUCTS. "PRODUCTS" covered under the New Agreement will be all products currently manufactured and sold by I/O as of the date of the New Agreement, and shall not refer to any new products introduced and manufactured by I/O after such date; provided, however, that I/O will agree to negotiate with Mitcham for the inclusion of any such new products within the scope of the New Agreement on a case-by-case basis. There will be no territory limitations under the New Agreement.

5. DISCOUNTS AND CREDITS. Mitcham shall be entitled to certain discounts against purchases made pursuant to the terms of the New Agreement. The discount to which Mitcham will be entitled for each Product type purchased will be as set forth on SCHEDULE A. In addition, if Mitcham achieves the minimum annual purchase levels set forth above during each Year, Mitcham shall be entitled to a credit against the purchase price for future purchases of Products in the amount of 10% of the purchase price of Products purchased during that fiscal Year. The credit must be used during the next fiscal Year or it will be waived. Fifty percent (50%) of Products purchased with the credit will count toward Mitcham's minimum annual purchase requirements for that fiscal Year.

6. RENTAL RESTRICTIONS. I/O will not offer to rent Products to third parties during the Term, without the express written consent of Mitcham; provided, however, Seller shall have the right to rent Products to third parties for experimental or developmental purposes. I/O agrees to refer rental inquiries for Products to Mitcham during the Term of the New Agreement. Mitcham agrees to use best efforts to promote I/O Products during the term of the New Agreement.

7. RESALE RESTRICTIONS. The parties understand and agree that Mitcham is in the business of leasing Products to its rental customers, and is not acquiring Products for resale to third parties. As part of the consideration for the discounts and credits being granted to Mitcham, Mitcham agrees that it will not offer for resale to third parties, without the prior written consent of I/O, any Products (other than Products that are purchased by Mitcham's rental customers pursuant to purchase options granted under rental agreements) that it has purchased from I/O that were manufactured less than 3 years from the date of the offer.

8. PAYMENT TERMS. Payment of the purchase price for Products shall be net 30 days; provided, however, that Mitcham will be entitled to an additional 2% discount from the purchase price if payment thereof is received by I/O within 10 days from date of shipment. In addition, if Products purchased at any one time have a purchase price of $5 million or more, Mitcham will grant to I/O a purchase money security interest in those Products to secure payment of the purchase price thereof. Mitcham agrees to execute all financing statements required by I/O to perfect its security interests at the time of sale.

9. RIGHT OF FIRST REFUSAL. Mitcham shall grant to I/O a right of first refusal to purchase any Products (other than Products that are proposed to be purchased from Mitcham pursuant to a lease/purchase agreement with one of Mitcham's customers) that Mitcham desires to sell (subject to the resale restrictions), but only with respect to Products for which the sale price exceeds $1 million. I/O shall have the right to match any bona fide third party offer to purchase those Products on the same terms and conditions.

10. TRAINING; MAINTENANCE AND REPAIRS. I/O will offer training courses for Mitcham, and its employees and representatives of customers that lease Products from Mitcham, at a 25% discount to I/O published rates for those services. I/O will provide maintenance and repairs to all Products, at I/O published rates.

11. WARRANTIES. I/O will warrant all new Products based upon I/O's standard limited warranty, as the same is revised from time to time. A limited 90-day warranty will be given on used Products sold to Mitcham.

12. PRESS RELEASES. Neither party will issue any public announcement or press release regarding the New Agreement or any purchase of Products thereunder without the written approval of the other party.

13. PREFERRED PRICING. In consideration for Mitcham's commitment to make the minimum annual purchases described above, I/O agrees that it will not, during the Term, offer pricing for Products to any other customer that is in the same line of business as Mitcham (i.e., seismic equipment rentals) that is more favorable than that offered to Mitcham under the New Agreement.

                                  SCHEDULE A
                       to Exhibit A -- Summary of Terms

                              DISCOUNT SCHEDULE

-------------------------------------------------------------------------------
            PRODUCT                                DISCOUNT
-------------------------------------------------------------------------------
MRX Electronics                         25%
-------------------------------------------------------------------------------
RSR Electronics                         15%
-------------------------------------------------------------------------------
MSX Electronics                         10%
-------------------------------------------------------------------------------
Cables                                  15%
-------------------------------------------------------------------------------
Geophone and Hydrophone Products        15%
-------------------------------------------------------------------------------
Sleeve Guns                             10%
-------------------------------------------------------------------------------
Vibrators                               Negotiated on a case by case basis
-------------------------------------------------------------------------------

                                   EXHIBIT B

                              ASSIGNMENT OF LEASES

     THIS ASSIGNMENT OF LEASES (the "ASSIGNMENT") is executed by and between INPUT/OUTPUT, INC., a Delaware corporation, and its wholly-owned subsidiary, GLOBAL CHARTER CORPORATION, a Delaware corporation (together, "ASSIGNOR") and MITCHAM INDUSTRIES, INC., a Texas corporation ("ASSIGNEE")

                                   RECITALS:

A. Assignor and Assignee have entered into that certain Equipment Purchase Agreement ("PURCHASE AGREEMENT"), pursuant to which Assignor has sold to Assignee, among other property, certain equipment and products manufactured by Assignor and leased to Assignor's customers pursuant to certain lease/purchase and rental agreements more particularly described on EXHIBIT A attached hereto (the "EXISTING LEASES").

B. In accordance with the terms of the Purchase Agreement, Assignor has agreed to assign and transfer all of its right, title and interest in and to the Existing Leases to Assignee.

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. ASSIGNMENT OF LEASES. Assignor hereby assigns, transfers, sets over and conveys to Assignee, all of Assignor's right, title and interest in and to the Existing Leases. Assignee hereby assumes and agrees to perform all of Assignor's obligations under the Existing Leases that arise thereunder from and after the date hereof.

     2.   INDEMNITIES.

          (a) Assignor hereby agrees to defend, indemnify and hold Assignee harmless from any liability, damages, causes of action, expenses and attorneys' fees incurred by Assignee by reason of the failure of Assignor prior to the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases assigned hereunder, but only to the extent that such failure of Assignor under the Existing Leases accrued and arose prior to the effective date hereof.

          (b) Assignee hereby agrees to defend, indemnify and hold Assignor harmless from any liability, damages, causes of action, expenses and attorneys' fees incurred by Assignor by reason of the failure of Assignee on or after the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignee herein assumed under and by virtue of the Existing Leases assigned hereunder, but only to the extent that such failure of Assignee under the Existing Leases accrued and arose on or after the effective date hereof.

     Executed and effective as of the 31 day of May, 1998.


                                   INPUT/OUTPUT, INC., a Delaware corporation



                                   By:  /s/ DENNIS N. JORDHOY
                                      -----------------------------------------
                                        Dennis N. Jordhoy, Vice President-Sales



                                   GLOBAL CHARTER CORPORATION, a Delaware
                                   corporation



                                   By:  /s/ RONALD A. HARRIS
                                      -----------------------------------------
                                        Ronald A. Harris, President



                                   MITCHAM INDUSTRIES, INC., a Texas corporation


                                   By:  /s/ BILL F. MITCHAM
                                      -----------------------------------------
                                        Bill F. Mitcham, President and Chief
                                        Executive Officer

                                  Exhibit A

                     TO EXHIBIT B -- ASSIGNMENT OF LEASES


                               EXISTING LEASES

--------------------------------------------------------------------------------
Lease Number        Date of Lease       Customer
--------------------------------------------------------------------------------
R9804010            5/26/98             Acadian Geophysical Svcs., Inc.
--------------------------------------------------------------------------------
R9804090            5/26/98             Acadian Geophysical Svcs., Inc.
--------------------------------------------------------------------------------
R9712111            12/22/97            Datum Exploration, Ltd.
--------------------------------------------------------------------------------
R9801090            00/05/98            Mitcham Industries
--------------------------------------------------------------------------------
R9804210            5/26/98             Paragon Geophysical Services, Inc.
--------------------------------------------------------------------------------
R9610170            10/17/96            Suelopetrol, C.A.
--------------------------------------------------------------------------------
R9805200            5/20/98             Universal Seismic Associates
--------------------------------------------------------------------------------
R9705220            5/22/97             Veritas DGC Land, Inc., Suc., Arg.
--------------------------------------------------------------------------------
R9705300            8/12/97             Veritas DGC Land, Inc.
--------------------------------------------------------------------------------
R9804300            4/30/98             Veritas DGC Land, Inc.
--------------------------------------------------------------------------------
R9706100            8/12/97             Veritas DGC Land, Inc.
--------------------------------------------------------------------------------
R9707240            9/30/97             Veritas DGC Land, Inc.(Ecuador)
--------------------------------------------------------------------------------
R9711250            8/20/98             Veritas DGC Land, Inc.
--------------------------------------------------------------------------------
R9805010            5/8/98              Western Geophysical
--------------------------------------------------------------------------------
R9804030            5/1/98              Western Geophysical Company
--------------------------------------------------------------------------------

                                   EXHIBIT C

                                  BILL OF SALE

     THIS BILL OF SALE (the "BILL OF SALE") is executed by and between INPUT/OUTPUT, INC., a Delaware corporation, and its wholly-owned subsidiary, GLOBAL CHARTER CORPORATION, a Delaware corporation (together, "SELLER") and MITCHAM INDUSTRIES, INC., a Texas corporation ("BUYER")

                                   RECITALS:

A. Seller and Buyer have entered into that certain Equipment Purchase Agreement ("PURCHASE AGREEMENT"), pursuant to which Seller has agreed to sell to Buyer certain equipment and products manufactured by Seller, which consists of certain equipment and products held as inventory for rental to Seller's customers, more particularly described on SCHEDULE 1 attached hereto (the "RENTAL INVENTORY").

B. In accordance with the terms of the Purchase Agreement, Seller has agreed to execute and deliver this Bill of Sale to Buyer to evidence the transfer of title to the Rental Inventory.

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. CONVEYANCE. Seller hereby assigns, transfers, sets over and conveys to Buyer, all of Seller's right, title and interest in and to the Rental Inventory. Buyer understands and acknowledges that certain of the Rental Inventory is subject to the rights of lessees under certain lease/purchase and rental agreements, more particularly described as the "LEASES" and attached to the Purchase Agreement as SCHEDULE 2.

     2. NO WARRANTIES. Except for Seller's 90-day standard limited warranty with respect to the Rental Inventory set forth in the Purchase Agreement, Buyer hereby acknowledges that Buyer is purchasing the Rental Inventory, and the Rental Inventory is being conveyed and transferred to Buyer, "AS IS, WHERE IS, AND WITH ALL FAULTS" and specifically and expressly without any warranties, representations, or guarantees, either express or implied, of any kind, nature, or type whatsoever from or on behalf of Seller. SELLER HAS NOT, DOES NOT, AND WILL NOT WITH RESPECT TO THE RENTAL INVENTORY, MAKE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, HABITABILITY, OR FITNESS FOR A PARTICULAR USE, OR WITH RESPECT TO THE VALUE, PROFITABILITY, OR MARKETABILITY OF THE RENTAL INVENTORY.

     Executed and effective as of the 31 day of May, 1998.

                                   INPUT/OUTPUT, INC., a Delaware corporation


                                   By:  /s/ DENNIS N. JORDHOY
                                      -----------------------------------------
                                        Dennis N. Jordhoy, Vice President-Sales


                                   GLOBAL CHARTER CORPORATION, a Delaware
                                   corporation


                                   By:  /s/ RONALD A. HARRIS
                                      -----------------------------------------
                                        Ronald A. Harris, President


                                   MITCHAM INDUSTRIES, INC., a Texas corporation

                                   By:  /s/ BILL F. MITCHAM
                                      -----------------------------------------
                                        Bill F. Mitcham, President and Chief
                                        Executive Officer

                                  EXHIBIT D

                              INPUT/OUTPUT, INC.
                          STANDARD LIMITED WARRANTY

GENERAL. Input/Output, Inc. ("I/O") warrants each product that it or its subsidiaries manufacture ("Product") against defects in material and workmanship under normal use and service for the specified time period listed below ("Warranty Period"), in each case commencing upon the date of original purchase (or, in the event of a purchase by exercise of an option to purchase under a rental arrangement, commencing upon the first day of the rental period):

        SPECIFIED PRODUCT                                   WARRANTY PERIOD
        -----------------                                   ---------------
        Software (media only) (see below)                   30 Days
        Air Guns (solenoid metal parts only)                30 Days
        Hydrophones and Geophones                           See Addendum "A"
        Marine Cables and Connectors                        90 Days
        Streamer Cable - Stretch Sections                   90 Days
        Lead-ins: Fiber Optic                               90 Days
        Lead-ins: Analog                                    180 Days
        Land Cables and Connectors                          180 Days
        Air Guns (metal parts only)                         180 Days
        Hose Bundles                                        180 Days
        Battery Packs                                       180 Days
        Marine Remote Signal Conditioner
             (MSX and Bottom Cable Units)                   One Year
        Remote Signal Conditioner (MRX,RSR,ALX
             (and MLX Units)                                Two Years
        Vibrators and other Off-Road Vehicles (see below)   One Year
        All Other I/O Products                              One Year

I/O, at its option, will either repair, rebuild, adjust or replace the Product or Product parts during the Warranty Period in the event the Product fails to perform as specified under normal usage, which failure to perform has been promptly reported by Purchaser to I/O and determined by I/O to be defective in material or workmanship. Repaired, rebuilt, adjusted or replaced Products or component parts are warranted for sixty (60) days or the remainder of the original Warranty Period, whichever is longer. This Warranty extends solely to the original end-user purchaser ("Purchaser") of the Product.

SOFTWARE. With regards to any I/O Software, I/O warrants that, for 30 days following the date of original purchase, the media containing the I/O Software shall be free from defects in material and workmanship under normal use. I/O's sole and exclusive obligation and liability for any such defect with regard to the I/O Software shall be, in I/O's sole discretion, to replace the defective media with replacement media or to correct the defective media so that it will be free from defects in material and workmanship. Corrected or replaced media on which the I/O Software is furnished shall be covered by this Warranty for thirty (30) days after the date of shipment to Purchaser of the repaired, corrected or replaced physical media. I/O will have no warranty obligation with regard to any I/O Software if (i) the media has been subjected to accident, abuse, or improper use, (ii) Purchaser uses defective media or defectively or improperly duplicates the I/O Software, or (iii) Purchaser violates the "Restrictions on Use" listed below regarding the Software. I/O MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED WITH REGARD TO ANY I/O SOFTWARE AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. I/O DOES NOT WARRANT THAT I/O SOFTWARE IS ERROR-FREE OR THAT OPERATION OF THE I/O SOFTWARE WILL BE UNINTERRUPTED. The Warranty set forth in this paragraph constitutes the only warranty with respect to I/O Software and is further subject to the "General Provisions" set forth below; in all other respects, I/O Software is provided "AS-IS" and all risk as to the quality, performance, capabilities and other requirements of the I/O Software is with Purchaser. For the purposes of this Limited Warranty, I/O Software shall be deemed to include, but not be limited to, embedded software which is organic to and contained in I/O Products at the time such Products are sold.

VIBRATORS. This terms of this portion of the Limited Warranty are applicable only to Vibrators and other Off-Road Vehicles assembled by I/O ("Vibrators"). Subject to the terms of this Limited Warranty, I/O warrants each Vibrator vehicle for repairs, including parts and labor, to correct defects in materials or workmanship under normal use and service, for a Warranty Period of one (1) year from the date of purchase of the Vibrator (or, in the event of a purchase by exercise of an option to purchase under a rental arrangement, commencing upon the first day of the rental period). The Limited Warranty applicable to Vibrators and their parts shall transfer automatically with transfers of vehicle ownership during the Warranty Period. I/O's sole responsibility as to Vibrators under this Limited Warranty shall be, at its option, to repair, rebuild or replace any item which is determined by I/O to be defective in material or workmanship during the Warranty Period in the event the item fails to perform as specified under normal usage. This Warranty does not extend to any routine maintenance of the Vibrator or its components. For other limitations applicable to I/O's obligations with respect to Vibrators under the terms of this Limited Warranty, see "Items Not Covered by this Warranty below." In addition, the Warranty on items not originally manufactured by I/O shall conform to the Warranty, if any, extended by the original manufacturer of those items. I/O MAKES NO REPRESENTATIONS REGARDING THE EXTENT, AVAILABILITY OR APPLICABILITY OF WARRANTIES PROVIDED BY OUTSIDE MANUFACTURERS.

GENERAL PROVISIONS.

THIS AGREEMENT EXPRESSES ALL OF I/O'S RESPONSIBILITIES, WHETHER IN TORT OR IN CONTRACT, REGARDING ITS PRODUCTS. REPAIR, ADJUSTMENT OR REPLACEMENT OF PRODUCTS OR PARTS, AT I/O'S OPTION, IS PURCHASER'S EXCLUSIVE REMEDY. I/O SHALL NOT, IN ANY EVENT, BE RESPONSIBLE FOR DAMAGES OR OTHER SUMS IN EXCESS OF THE PURCHASE PRICE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCE SHALL I/O BE RESPONSIBLE OR LIABLE IN ANY REGARD WITH RESPECT TO DAMAGES FROM LOSS OF USE, LOSS OF TIME, LOSS OF DATA, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS, OR OTHER INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES CLAIMED BY PURCHASER TO ARISE OUT OF THE USE OR INABILITY TO USE THE PRODUCT, EVEN IF PURCHASER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS, MERCHANTABILITY, AND FREEDOM FROM PATENT OR COPYRIGHT INFRINGEMENT ARE HEREBY DISCLAIMED TO THE FULLEST EXTENT SUCH MAY BE DISCLAIMED BY LAW. NO PERSON, INCLUDING ANY DEALER, AGENT OR REPRESENTATIVE OF I/O, IS AUTHORIZED TO PROVIDE ANY ADDITIONAL WARRANTY ON BEHALF OF I/O.

ITEMS NOT COVERED BY THIS WARRANTY.

This Warranty does not cover: (1) conditions resulting from customer damage such as misuse, abuse, neglect, accident, alteration or use in any manner contrary to instructions provided by I/O; (2) damage caused by acts of God or nature; (3) damage resulting from alteration, repair or attempted repair by individuals other than I/O employees or I/O designated authorized representatives; (4) conditions resulting from normal wear and tear; (5) failure to perform proper routine maintenance; (6) continued use of the Product after partial failure of any item; (7) items that have been used with an improper accessory; or (8) damage caused during shipment unless I/O expressly agrees in writing, in advance of shipment, to assume the risks of damage caused during shipment. With regard to any Air Gun manufactured by I/O, this Warranty applies only to the metal components of such Air Gun and shall not, under any circumstance, apply to any other parts or components of the Air Gun.

This Warranty applies to I/O Products only. I/O may also provide to a Purchaser certain products which are manufactured by other companies. I/O MAKES NO REPRESENTATIONS REGARDING THE EXTENT, AVAILABILITY OR APPLICABILITY OF WARRANTIES PROVIDED BY OUTSIDE MANUFACTURERS. Therefore, Purchaser may wish to consult such outside manufacturers directly to determine the extent, availability and/or applicability of these warranties, if any.

RESTRICTIONS ON USE.

Purchaser may install, use and execute only one (1) copy of the I/O Software for use on only one (1) computer at a time. I/O Software may not be copied, distributed, republished, uploaded, posted, decompiled, disassembled, modified or transmitted in any way without I/O's prior written consent. I/O Software is licensed on a non-exclusive basis solely for Purchaser's use. Embedded software organic to and contained in I/O Products is to be used by Purchaser solely within the Product in which such I/O Software resides when shipped. ANY VIOLATION OF THIS PROVISION VOIDS ALL WARRANTIES AS TO SUCH PRODUCTS.

I/O's Products may not be copied or reverse-engineered in any way without I/O's prior written consent. In addition, I/O Products may only be repaired or modified by I/O or by an authorized I/O representative, except as otherwise directed in writing by I/O. ANY VIOLATION OF THIS PROVISION VOIDS ALL WARRANTIES AS TO SUCH PRODUCTS.

STATE AND FOREIGN LAW RIGHTS.

Some states and non-U.S. jurisdictions do not permit the exclusion or limitation of incidental or consequential damages, or limitations on how long an implied warranty may last. Therefore, the above limitations or exclusions may not apply to all Purchasers. This Warranty gives Purchasers specific legal rights, and certain Purchasers may also have other rights which vary from state to state, or country to country.

Purchaser agrees that I/O's total liability under this agreement for all causes of action, whether in contract or in tort, shall be limited to a maximum amount equal to the purchase price Purchaser paid for the Product. Purchaser agrees that the internal laws, and not the choice of laws, of Texas shall apply to this Warranty.

SEVERABILITY.

If any one or more of the paragraphs or parts of this Warranty shall be determined to be invalid, illegal or unenforceable in any respect, it is the intent of both parties that the validity, legality and enforceability of the remaining paragraphs and parts contained herein shall not in any way be affected or impaired thereby, and that such invalid, illegal or unenforceable paragraph(s) or part(s) be reformed in a manner consistent with the parties' contractual intent so as to comply with applicable law.

WARRANTY PROCEDURE.

A Purchaser needing to take advantage of this Warranty should advise I/O in writing immediately. Write to:

     Input/Output, Inc.
     Attention: Warranty Claims
     11104 W. Airport Blvd., Suite 200
     Stafford, Texas 77477

     Or by facsimile: (281) 552-3388

A Purchaser seeking warranty services must, as directed by I/O, ship the Product to I/O, or to I/O's designated representative, along with a detailed description of the problem(s) Purchaser has encountered with the Product(s) and a return shipping address. Purchaser shall be responsible for any freight charge associated with delivering the Product to I/O or its designated representative; if such freight charges are not paid by Purchaser, I/O shall bill Purchaser for any such fees incurred by I/O.

In the event that I/O determines that the Product is defective, I/O shall pay any freight charges associated with returning the repaired, adjusted or replaced Product to Purchaser. In addition, Purchaser shall be responsible for any travel expenses incurred by I/O to satisfy the terms of this Warranty at Purchaser's place of business or other site as requested by Purchaser. COMPLYING WITH THESE WARRANTY

PROCEDURES IS A CONDITION PRECEDENT TO I/O'S OBLIGATIONS UNDER THIS WARRANTY. I/O RESERVES THE RIGHT TO DETERMINE WHETHER THIS WARRANTY SHALL COVER ANY REPAIRS, ADJUSTMENTS OR REPLACEMENTS REQUESTED BY THE PURCHASER.

                                     ADDENDUM A

                             Geophones and Hydrophones


     SPECIFIED PRODUCT                            WARRANTY PERIOD
     -----------------                            ---------------

     1.   Cases and Plastic Parts                 1.5 Years
     2.   Geophone Elements:
             SM-24                                Three Years
             SM-4                                 Three Years
             SM-4 LD                              Three Years
             SM-4 HS                              Three Years
             SM-4m                                Two Years
             SM-6                                 Two Years
             SM-7                                 Two Years
             SM-7m                                Two Years
             SM-9                                 Two Years
             SM-11                                Two Years
             SM-15                                Two Years
             SM-4 HT                              30 Days
             SM-6 HT                              30 Days
     3.   Testers                                 180 Days
     4.   Connectors                              90 Days
     5.   Hydrophones                             90 Days
     6.   Ocean Bottom Sensor                     30 Days

                                     SCHEDULE 1

                                  RENTAL INVENTORY

-----------------------------------------------------------------------------
PART NUMBER    DESCRIPTION                                           QUANTITY
-----------------------------------------------------------------------------
1380000001     MRX Remote Units                                         711
1390000963     RSR-3 Remote Units                                       197
1385000001     BCX Module                                               300
136200         RSX Remote Units                                          72
13200          RSC Remote Units                                         319
136100         ALX                                                       51
1361500001     ALX Battery Converter                                     55
1381710001     RSC Battery Packs                                        405
1381710002     Solar Battery Packs                                      343
1338002200     Line Interface Module (LIM)                                6
1348002200     System Control Module (SCM)                                3
1312002201     Operator Console Module (OCM)                              3
1388000001     Marine Line Controller (MPC-1)                             1
232100         Oscilloscope                                               1
1090250005     Seismic Source Synchronizer Decoder Model DEC-301          5
1091500005     SSS Encoder 301                                            1
229081         Radio Maxtrac (Motorola)                                   4
CA-2417-18     ALX/ALX Cables                                             6
CA-2174        ALX/Near MRX Cables                                       11
1358700112     Microwave Link Set                                         1
145062         Sentry System                                              1
               SM 4HS Geophones (6 per), CL 1000, MP16                1,974
               SM 24 Geophones (6 per) AE-8, MP16                     2,473
               SM 24 Geophone (6 per) CL-100, MP16                    1,597
               SM 4 Geophones (9 per) CL 100, MP16                    2,171
               3C singles, 10 Hz                                        378
               SM-24, 6 per, PE-3, MP16                               2,400
CA-2255        MRX Cables 450 meter                                      18
CA-2450        BCX Cables 3 T.O. 30 meter                                60
7205895003     Sleeve Guns-10 CID                                         3
0700007B5070   Sleeve Gun-70 CID                                          8
0700007B5100   Sleeve Guns-100 CID                                        2
0700007B5150   Sleeve Guns-150 CID                                        2
1443000002     3490 Tape Transport Module                                 2
1376500001     Correlator (CSX)                                           1
1350003036     Correlator (CSM)                                           1
1346140001     Power Supply                                               4
1375100001     Battery Charger                                            1
-----------------------------------------------------------------------------

                                     SCHEDULE 2
                            LEASES AND LEASED INVENTORY

--------------------------------------------------------------------------------------------------------
  Lease
  Number     Date of Lease              Customer                          Description of Equipment
--------------------------------------------------------------------------------------------------------
 R9804010      5/26/98         Acadian Geophysical Svcs., Inc.       4 SSS Decoder Model 301 W/Backpack
--------------------------------------------------------------------------------------------------------
 R9804090      5/26/98         Acadian Geophysical Svcs., Inc.       4 Radio Max Trac 300
--------------------------------------------------------------------------------------------------------
 R9712111      12/22/97        Datum Exploration, Ltd.               50 MRX-1 Remote Units
                                                                     100 Solar Battery Packs (SBP)
--------------------------------------------------------------------------------------------------------
 R9801090      00/05/98        Mitcham Industries                    3 Gun SG-1, 10 CID (No Hangers)
--------------------------------------------------------------------------------------------------------
 R9804210      5/26/98         Paragon Geophysical Services, Inc.    40 MRX-1 Remote Units
                                                                     40 Solar Battery Packs
--------------------------------------------------------------------------------------------------------
 R9610170      10/17/96        Suelopetrol, C.A.                     4 Advance Line Tap (ALX)
                                                                     4 ALX Down Converters
                                                                     4 Solar Battery Pack (SBP)
                                                                     6 ALX/ALX (400 Meter) Cables
--------------------------------------------------------------------------------------------------------
 R9805200      5/20/98         Universal Seismic Associates          600 SM-24 Land Strings, 3S/2P
--------------------------------------------------------------------------------------------------------
 R9705220      5/22/97         Veritas DGC Land, Inc., Suc., Arg.    50 MRX-1 Remote Units
                                                                     50 Solar Battery Packs (SBP)
--------------------------------------------------------------------------------------------------------
 R9705300      8/12/97         Veritas DGC Land, Inc.                193 MRX-1 Remote Units
                                                                     35 ALX's
                                                                     1 Sentry System
                                                                     1 CSX
                                                                     2 Line Interface Module
--------------------------------------------------------------------------------------------------------
 R9804300      4/30/98         Veritas DGC Land, Inc.                137 RSR-3 Remote Units
--------------------------------------------------------------------------------------------------------
 R9706100      8/12/97         Veritas DGC Land, Inc.                82 MRX-1 Remote Units
                                                                     2 ALX
                                                                     1 Operator Control Module (OCM)
                                                                     1 System Control Module (SCM)
                                                                     1 Tape Transport Module (TTM)
                                                                     1 Line Interface Module (LIM
--------------------------------------------------------------------------------------------------------
 R9707240      9/30/97         Veritas DGC Land, Inc.(Ecuador)       50 MRX-1 Remote Units
--------------------------------------------------------------------------------------------------------
 R9711250      8/20/98         Veritas DGC Land, Inc.                2400 Strings of 6 SM-24 Geophones
--------------------------------------------------------------------------------------------------------
 R9805010      5/8/98          Western Geophysical                   1 Operator Control Modules(OCM)
                                                                     1 System Control Module (SCM)
                                                                     1 Line Interface Module (LIM)
                                                                     1 Power Supply
                                                                     8 MRX-1 Remote Units
                                                                     24 Solar Battery Packs
                                                                     4 Advanced Line Tap (ALX)
                                                                     4 ALX Battery Converters
                                                                     1 Battery Charger
                                                                     4 MRX/MRX Cables
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                     3 ALX/ALX Cables
                                                                     4 ALX/Near MRX Cables
--------------------------------------------------------------------------------------------------------
 R9804030        5/1/98        Western Geophysical Company           2 Gun SG-IIB, 150 CID
                                                                     2 Gun SG-IIB, 100 CID
--------------------------------------------------------------------------------------------------------

                                     SCHEDULE 3
                     ADDITIONAL LEASES AND ADDITIONAL INVENTORY


-------------------------------------------------------------------------------------------------------------
  Lease
  Number     Date of Lease              Customer                          Description of Equipment
-------------------------------------------------------------------------------------------------------------
 R9803220      3/22/98         Grant Geophysical              1 CNE Board
-------------------------------------------------------------------------------------------------------------
 R980504       5/29/98         Kaliningradgeofizika           1-540 Channel RSR-3 Seismic Recording System
-------------------------------------------------------------------------------------------------------------
 R01340        4/14/98         PGS Onshore                    1 Wire Wrap Assembly
-------------------------------------------------------------------------------------------------------------
 R980420       4/28/98         Polish Oil and Gas             1 Microwave Link Set
-------------------------------------------------------------------------------------------------------------
 R9709220      9/23/97         3-D Geophysical                4 CNE Boards
-------------------------------------------------------------------------------------------------------------
 R00860        4/19/97         Veritas DGC Land, Inc.         2 DCU to RSR-3 Cable
-------------------------------------------------------------------------------------------------------------
 R9707181      7/18/97         Veritas DGC Land, Inc.         1 Tape Transport Model 42 (TTM)
-------------------------------------------------------------------------------------------------------------
 R9710020      10/4/97         Veritas DGC Land, Inc.         2 Line Interface Modules (LIM)
-------------------------------------------------------------------------------------------------------------
 R9712081      12/15/97        Veritas DGC Land, Inc.         106 MRX-1 Remote Units
-------------------------------------------------------------------------------------------------------------
 R9802770      3/10/97         Veritas DGC Land, Inc.         1 Line Interface Module (LIM)
-------------------------------------------------------------------------------------------------------------
 R9801071      1/7/98          Veritas DGC Land, Inc.         1 QCR System
-------------------------------------------------------------------------------------------------------------
 R01339        3/20/98         Veritas DGC Land, Inc.         1 Fujitsu Tape Drive
-------------------------------------------------------------------------------------------------------------
 R9804230      4/23/98         Veritas DGC Land, Inc.         22 RSR-3 Remote Units
                                                              22 Solar Battery Packs
-------------------------------------------------------------------------------------------------------------
 R9805140      5/11/98         Veritas DGC Land, Inc.         185 MRX-1 Remote Units
                                                              295 Solar Battery Packs
                                                              4 Battery Chargers
-------------------------------------------------------------------------------------------------------------
 R00861        5/29/97         Veritas DGC Land, Inc.         1 DPM PC Assy
-------------------------------------------------------------------------------------------------------------
 R9801070      1/8/98          Western Geophysical Company    1 QCR System
-------------------------------------------------------------------------------------------------------------
 R9803270      3/27/98         Western Geophysical Company    2 Microwave Link Sets
-------------------------------------------------------------------------------------------------------------